SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                         Date of Report
               (Date of earliest event reported)
                        December 20, 2001


                    TINTIC GOLD MINING COMPANY
      (Exact name of small business issuer as specified in its charter)

        Utah                    000-33167                   87-0448400
(State or other Jurisdiction) (Commission File Number)    (IRS Employer
                                                          Identification No.)

     3131 Teton Drive, Salt Lake City, UT         84109
     (Address of principal executive office)       (Zip Code)


     Registrant's telephone number, including area code (801)467-2021

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ITEM 5.  OTHER EVENTS

On December 20, 2001, Mr. Ernest Muth, a director of the Company, its vice president, and a person who, as disclosed in the Company's Form 10-SB, owned or controlled 11.5% of the Company's issued and outstanding shares, tendered his resignation as an officer and a director. On December 21, 2001, Mr. Muth disposed, conveyed and sold 165,168 of his shares to persons unaffiliated with the Company. This has left him as a direct or beneficial owner of a total of 101,408 shares or less than 5% of the Company's issued and outstanding shares.


                            SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TINTIC GOLD MINING COMPANY
                                  (Registrant)


                                  /s/ George Christopulos
                                 ---------------------------------------
                             By: George Christopulos, Chairman
Date: December 26, 2001